                                                                    Exhibit 25.1

                                                                  CONFORMED COPY

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

--------------------------------------------------------------------------------

                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

          New York                                  13-2774727
          (Jurisdiction of incorporation            (I.R.S. Employer
          or organization if not a U.S.             Identification No.)
          national bank)

          452 Fifth Avenue, New York, NY            10018-2706
          (212) 525-5600                            (Zip Code)
          (Address of principal executive offices)

                              Warren L. Tischler
                             Senior Vice President
                                 HSBC Bank USA
                               452 Fifth Avenue
                         New York, New York 10018-2706
                              Tel: (212) 525-1311
           (Name, address and telephone number of agent for service)

                            AVIATION SALES COMPANY*
              (Exact name of obligor as specified in its charter)

          Delaware                                  65-0665658
          (State or other jurisdiction              (I.R.S. Employer
          of incorporation or organization)         Identification No.)

          623 Radar Road
          Greensboro, North Carolina                27410
          (336) 668-4410 (x3004)                    (Zip Code)
          (Address of principal executive offices)

          8% Senior Subordinated Convertible PIK Notes due 2006
                        (Title of Indenture Securities)

                           *TABLE OF CO-REGISTRANTS

                                                          State or Other
                                                          Jurisdiction of           I.R.S. Employer
                                                          Incorporation or          Identification
Name of Additional Registrant                             Organization              Number
--------------------------------------------------------  ----------------          ---------------
Aero Hushkit Corporation                                  Delaware                  59-3220181
Aerocell Structures, Inc.                                 Arkansas                  71-0704240
Aircraft Interior Design, Inc.                            Florida                   59-2449132
Aviation Sales Distribution Services Company              Delaware                  65-0673002
Aviation Sales Finance Company                            Delaware                  51-0375317
Aviation Sales Leasing Company                            Delaware                  65-0674397
Aviation Sales Maintenance, Repair & Overhaul  Company    Delaware                  65-0871343
Aviation Sales Property Management Corp.                  Delaware                  65-0885418
Aviation Sales SPS I, Inc.                                Delaware                  65-0774065
AVS/CAI, Inc.                                             Florida                   59-1710967
AVS/M-1, Inc.                                             Delaware                  65-0791491
AVS/M-2, Inc.                                             Delaware                  31-1575338
AVS/M-3, Inc.                                             Arizona                   65-0801884
AVSRE, L.P.                                               Delaware                  65-0885420
Hydroscience, Inc.                                        Texas                     75-1456297
Timco Engine Center, Inc.                                 Delaware                  58-2485688
Timco Engineered Systems, Inc.                            Delaware                  57-1095954
Triad International Maintenance Corporation               Delaware                  54-1510639
Whitehall Corporation                                     Delaware                  41-0838460

                                    General
Item 1. General Information.
        --------------------

               Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

               State of New York Banking Department.

               Federal Deposit Insurance Corporation, Washington, D.C.

               Board of Governors of the Federal Reserve System,
               Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2. Affiliations with Obligor.
        --------------------------

               If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)                       (1)  Copy of the Organization Certificate of HSBC
                                  Bank USA.

T1A(ii)                      (1)  Certificate of the State of New York Banking
                                  Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                          Not applicable.

T1A(iv)                      (1)  Copy of the existing By-Laws of HSBC Bank USA
                                  as adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)                            Not applicable.

T1A(vi)                      (2)  Consent of HSBC Bank USA required by Section
                                  321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (June 30, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                         Not applicable.

T1A(ix)                           Not applicable.

     (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 5th day of December, 2001.


                                       HSBC BANK USA


                                       By: /s/ Frank J. Godino
                                          --------------------------------------
                                       Frank J. Godino
                                              Vice President

                                                               Exhibit T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions
Examination Council             Expires March 31, 2002
--------------------------------------------------------------------------------

                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.                      [1]
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 2001       (19980930)
                                                    ----------
                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. (S)324 (State member       This report form is to be filed by banks with  branches and
banks); 12 U.S.C. (S) 1817 (State nonmember banks); and 12 U.S.C.    consolidated subsidiaries in U.S.  territories and possessions,
(S)161 (National banks).                                             Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an       The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested      accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.       We, the undersigned directors (trustees), attest to the
                                                                     correctness of this Report of Condition (including the
I,  Gerald A. Ronning, Executive VP & Controller                     supporting schedules) and declare that it has been examined
   ----------------------------------------------------              by us and to the best of our knowledge and belief has been
    Name and Title of Officer Authorized to Sign Report              prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and
                                                                     correct.
Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true
to the best of my knowledge and believe.                                 /s/ Youssef Nasr
                                                                     ---------------------------------------------------------------
   /s/ Gerald A. Ronning                                             Director (Trustee)
-------------------------------------------------------------            /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report                       ---------------------------------------------------------------
                                                                     Director (Trustee)
                            05/14/01                                     /s/ Sal H. Alfieri
-------------------------------------------------------------        ---------------------------------------------------------------
Date of Signature                                                    Director (Trustee)

------------------------------------------------------------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of Condition and Income           For electronic filing assistance, contact EDS Call report
either:                                                              Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                     telephone (800) 255-1571.
(a)  in electronic form and then file the computer data file
directly with the banking agencies' collection agent,                To fulfill the signature and attestation requirement for the
Electronic Data System Corporation (EDS), by modem or                Reports of Condition and Income for this report date, attach
computer diskette; or                                                this signature page to the hard-copy the completed report that the bank places in its files.

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party
(if other than EDS) must transmit the bank's computer data file to EDS.

------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number       0     0    5    8    9
                              ----------------------

                           (RCRI 9030)
------------------------------------------------------------
http://WWW.BANKING.US.HSBC.COM                                       HSBC Bank USA
------------------------------------------------------------         ---------------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any             Legal Title of Bank (TEXT 9010)
(TEXT 4087)(Example: www.examplebank.com)
                                                                     Buffalo
                                                                     ---------------------------------------------------------------
                                                                     City (TEXT 9130)

                                                                     N.Y.                                     14203
                                                                     ---------------------------------------------------------------
                                                                     State Abbrev. (TEXT 9200)         ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                              REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                      of Buffalo
--------------------------------------------------------------------------------
  Name of Bank                                                        City


in the state of New York, at the close of business June 30, 2001


ASSETS
                                                                                          Thousands of dollars
Cash and balances due from depository institutions:
                                                                                         ------------------------
   Non-interest-bearing balances currency and coin                                                   $ 1,798,225
-----------------------------------------------------------------------------------------
   Interest-bearing balances                                                                           3,626,235
-----------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                         4,643,408
-----------------------------------------------------------------------------------------
   Available-for-sale securities                                                                      12,858,449
-----------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell                              3,338,625
-----------------------------------------------------------------------------------------------------------------
Loans and lease financing receivables:
                                                                                         ------------------------
   Loans and leases held for sale                                                                    $ 2,707,945
-----------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                   $ 39,126,969
------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                      511,902
-----------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                  $ 38,615,067
------------------------------------------------------------------------------------------
   Trading assets                                                                                      8,656,314
------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                             790,761
------------------------------------------------------------------------------------------
Other real estate owned                                                                                   18,451
------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                               238,203
------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                             102,403
------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                            2,308,594
------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                               330,151
------------------------------------------------------------------------------------------
Other assets                                                                                           2,789,792
------------------------------------------------------------------------------------------
Total assets                                                                                          82,822,623
-----------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                                                 ------------------
   In domestic offices                                                                                  37,686,457
                                                                                                 ------------------
-------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                5,102,134
--------------------------------------------------------------------------------
   Interest-bearing                                                                   32,584,323
-------------------------------------------------------------------------------------------------
In foreign offices                                                                                      21,733,133
--------------------------------------------------------------------------------                 ------------------
   Non-interest-bearing                                                                  361,092
--------------------------------------------------------------------------------
   Interest-bearing                                                                   21,372,041
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase                               1,322,930
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                      3,583,989
-------------------------------------------------------------------------------------------------
Other borrowed money                                                                                     7,190,568
-------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                            102,403
-------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                        1,539,678
-------------------------------------------------------------------------------------------------
Other liabilities                                                                                        2,714,144
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                       75,873,302
--------------------------------------------------------------------------------                 ------------------
Minority Interests in consolidated Subsidiaries                                                                172
-------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

-------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                    -
-------------------------------------------------------------------------------------------------
Common Stock                                                                                               205,000
-------------------------------------------------------------------------------------------------
Surplus                                                                                                  6,382,026
-------------------------------------------------------------------------------------------------
Retained earnings                                                                                          323,672
-------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                      38,451
-------------------------------------------------------------------------------------------------
Other equity capital components                                                                                  -
-------------------------------------------------------------------------------------------------
Total equity capital                                                                                     6,949,149
-------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                82,822,623
-------------------------------------------------------------------------------------------------------------------